Exhibit 24.01

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                               /S/ C. Michael Armstrong
                                        ________________________________________
                                               C. Michael Armstrong

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                                 /S/ Kenneth J. Bialkin
                                        ________________________________________
                                                 Kenneth J. Bialkin

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                                    /S/ Edward H. Budd
                                        ________________________________________
                                                    Edward H. Budd

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                                /S/ Joseph A. Califano, Jr.
                                        ________________________________________
                                                Joseph A. Califano, Jr.

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                                   /S/ Douglas D. Danforth
                                        ________________________________________
                                                  Douglas D. Danforth

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                                 /S/ Robert F. Daniell
                                        ________________________________________
                                                  Robert F. Daniell

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                                 /S/ Leslie B. Disharoon
                                        ________________________________________
                                                  Leslie B. Disharoon

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                                 /S/ Gerald R. Ford
                                        ________________________________________
                                                  Gerald R. Ford

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26,1997.


                                                /S/ Ann Dibble Jordan
                                        ________________________________________
                                                  Ann Dibble Jordan

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                                /S/ Robert I. Lipp
                                        ________________________________________
                                                  Robert I. Lipp

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.


                                                /S/ Dudley C. Mecum
                                        ________________________________________
                                                  Dudley C. Mecum

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                                 /S/ Andrall E. Pearson
                                        ________________________________________
                                                  Andrall E. Pearson

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                              /S/ Frank J. Tasco
                                        ________________________________________
                                               Frank J. Tasco

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                              /S/ Linda J. Wachner
                                        ________________________________________
                                               Linda J. Wachner

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                              /S/ Joseph R. Wright, Jr.
                                        ________________________________________
                                               Joseph R. Wright, Jr.

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K
                              Travelers Group Inc.


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1996, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 26, 1997.



                                              /S/ Arthur Zankel
                                        ________________________________________
                                               Arthur Zankel